UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

ORIGIN INVESTMENT CORP I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42732	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

CapitaGreen, Level 24, 138 Market St Singapore	043946
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 7825-5768

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ORIQU	The Nasdaq Stock Market LLC
Ordinary shares, $0.0001 par value per share	ORIQ	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one ordinary share at an exercise price of $11.50	ORIQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 15, 2026, Origin Investment Corp I (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) relating to the audit committee composition requirements under Nasdaq Listing Rule 5605(c)(2).

The Letter stated that, pursuant to Nasdaq Listing Rule 5615(b), the Company was granted a phase-in period of one year from July 1, 2025, the effective date of the Company’s registration statement on Form S-1 for its initial public offering, to comply with the audit committee composition requirements under Nasdaq Listing Rule 5605(c)(2). The Letter further stated that, as of July 2, 2026, the Company failed to appoint a third independent member to its Audit Committee and, as a result, did not comply with Nasdaq Listing Rule 5605(c)(2).

On July 13, 2026, the Company’s Board of Directors appointed Daniel Alef, an existing member of the Board of Directors, as a member of the Audit Committee, effective as of July 13, 2026. In connection with the appointment, the Board of Directors determined that Mr. Alef qualifies as an “independent director” under Nasdaq Listing Rule 5605(a)(2), meets the enhanced independence requirements applicable to audit committee members under Nasdaq Listing Rule 5605(c)(2), satisfies the independence criteria of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and is financially literate as required by Nasdaq Listing Rule 5605(c)(2)(A).

Based on the appointment of Mr. Alef to the Audit Committee, Nasdaq Staff determined that the Company complies with Nasdaq Listing Rule 5605(c)(2) and that, subject to the public disclosure requirement described in the Letter, the matter is closed.

This Current Report on Form 8-K is intended to satisfy the public disclosure requirement under Nasdaq Listing Rule 5810(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2026	ORIGIN INVESTMENT CORP I

	By:	/s/ Yung-Hsi (“Edward”) Chang
	Name:	Yung-Hsi (“Edward”) Chang
	Title:	Chief Executive Officer and Interim Chief Financial Officer